Supplement to:

                          CALVERT NEW WORLD FUND, INC.
                             CALVERT NEW AFRICA FUND

                         Prospectus dated July 31, 2000
                      Date of Supplement: December 19, 2000


The  following  is  added  to  the  cover  page  of  the  Prospectus:

The Board of Directors have approved a resolution to "merge" the Calvert New Africa Fund, a series of the Calvert New World Fund, Inc., into the Calvert South Africa Fund, a series of Calvert Impact Fund, Inc.

Calvert New Africa Fund shareholders will be asked to vote on the proposed merger and must approve the transaction before any change may take place. If shareholders approve the transaction, your shares of the Calvert New Africa Fund will be exchanged for shares of the Calvert South Africa Fund. The number of Calvert South Africa Fund shares you receive will depend on the value of your Calvert New Africa Fund shares at the time the merger takes place.

A filing is being made with the Securities and Exchange Commission detailing the proposed changes pursuant to the merger. It will be sent to shareholders further explaining the proposed Agreement and Plan of Reorganization, which will not be implemented before shareholder approval.